UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2008

1st Source Corporation
(Exact name of registrant as specified in its charter)

Indiana	0-6233	35-1068133
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 North Michigan Street, South Bend, Indiana 46601
(Address of principal executive offices) (Zip Code)

574-235-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17       CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement with Christopher J. Murphy III

1st Source Corporation (the "Company") has entered into an employment agreement, dated January 1, 2008 (the "Employment Agreement"), setting forth the terms under which Christopher J. Murphy III will continue employment  with the titles of Chairman of the Board, President and Chief Executive Officer of the Company and Chairman of the Board and Chief Executive Officer of the Company’s subsidiary, lst Source Bank and agrees that Executive will serve as a director of both the Company and 1st Source Bank. The Employment Agreement is effective January 1, 2008 and automatically renews for subsequent one-year terms unless either party gives written notice of non-renewal on or before September 30 of the then-current term, in which case no further automatic extension shall occur and the term of the Employment Agreement shall end on December 31 of the third year following the year during which the Non-Renewal Notice is given.  The Employment Agreement provides for an annual base salary of $640,000, participation on a “phantom” basis in Employer’s Executive Incentive Plan at a minimum “partnership” rate of  30% of  base salary, and participation, at a level commensurate with his position, in all benefit plans Employer presently has or hereafter adopts for its officers or employees, including (without limitation) pension, profit sharing, stock option or any group life or health insurance, hospitalization or other similar plans.

The Employment Agreement is filed herewith as Exhibit 10.1 and this disclosure is qualified in its entirety by reference to the Employment Agreement.

Employment Agreement with Wellington D. Jones III

1st Source Corporation (the "Company") has entered into an employment agreement, dated January 1, 2008 (the "Employment Agreement"), setting forth the terms under which Wellington D. Jones III will continue employment as Executive Vice President of the Company and the President and Chief Operating Officer of the Company’s subsidiary, 1st Source Bank. The Employment Agreement is effective January 1, 2008 and automatically renews for subsequent one-year terms unless either party gives written notice of non-renewal on or before September 30 of the then-current term, in which case no further automatic extension shall occur and the term of the Employment Agreement shall end on December 31 of such year. The Employment Agreement provides for an annual base salary of $359,000, participation in the Employer’s Executive Incentive Plan at a “partnership” rate of 25% of Base Salary for purposes of determining awards under the Plan, and participation, at a level commensurate with his position, in all benefit plans the Company presently has or hereafter adopts for its officers or employees, including (without limitation) directors and officers liability insurance, pension, profit sharing, stock option or any group life or health insurance, hospitalization or other similar plans.

The Employment Agreement is filed herewith as Exhibit 10.2 and this disclosure is qualified in its entirety by reference to the Employment Agreement.

Employment Agreement with Larry E. Lentych

1st Source Corporation (the "Company") has entered into an employment agreement, dated January 1, 2008 (the "Employment Agreement"), setting forth the terms under which Larry E. Lentych will continue employment as Senior Vice President and Chief Financial Officer of the Company and the Company’s subsidiary, 1st Source Bank. The Employment Agreement is effective January 1, 2008 and automatically renews for subsequent one-year terms unless either party gives written notice of non-renewal on or before September 30 of the then-current term, in which case no further automatic extension shall occur and the term of the Employment Agreement shall end on December 31 of such year. The Employment Agreement provides for an annual base salary of $219,000, participation in the Employer’s Executive Incentive Plan at a “partnership” rate of 20% of Base Salary for purposes of determining awards under the Plan, and participation, at a level commensurate with his position, in all benefit plans the Company presently has or hereafter adopts for its officers or employees, including (without limitation) directors and officers liability insurance, pension, profit sharing, stock option or any group life or health insurance, hospitalization or other similar plans.

The Employment Agreement is filed herewith as Exhibit 10.4 and this disclosure is qualified in its entirety by reference to the Employment Agreement.

Employment Agreement with Richard Q. Stifel

1st Source Corporation (the "Company") has entered into an employment agreement, dated January 1, 2008 (the "Employment Agreement"), setting forth the terms under which Richard Q. Stifel will continue employment as Executive Vice President, Loan Services Group and Chief Credit Officer of the Company’s subsidiary, 1st Source Bank. The Employment Agreement is effective January 1, 2008 and automatically renews for subsequent one-year terms unless either party gives written notice of non-renewal on or before September 30 of the then-current term, in which case no further automatic extension shall occur and the term of the Employment Agreement shall end on December 31 of such year. The Employment Agreement provides for an annual base salary of $245,206, participation in the Employer’s Executive Incentive Plan at a “partnership” rate of 20% of Base Salary for purposes of determining awards under the Plan, and  participation, at a level commensurate with his position, in all benefit plans the Company presently has or hereafter adopts for its officers or employees, including (without limitation) directors and officers liability insurance, pension, profit sharing, stock option or any group life or health insurance, hospitalization or other similar plans.

The Employment Agreement is filed herewith as Exhibit 10.5 and this disclosure is qualified in its entirety by reference to the Employment Agreement.

Employment Agreement with John B. Griffith

1st Source Corporation (the "Company") has entered into an employment agreement, dated January 1, 2008 (the "Employment Agreement"), setting forth the terms under which John B. Griffith will continue employment as Secretary and General Counsel of the Company and the Senior Vice President, Secretary and General Counsel of the Company’s subsidiary, lst Source Bank. The Employment Agreement is effective January 1, 2008 and automatically renews for subsequent one-year terms unless either party gives written notice of non-renewal on or before September 30 of the then-current term, in which case no further automatic extension shall occur and the term of the Employment Agreement shall end on December 31 of such year. The Employment Agreement provides for an annual base salary of $270,000, participation in the Employer’s Executive Incentive Plan at a “partnership” rate of 20% of Base Salary for purposes of determining awards under the Plan, and participation, at a level commensurate with his position, in all benefit plans the Company presently has or hereafter adopts for its officers or employees, including (without limitation) directors and officers liability insurance, pension, profit sharing, stock option or any group life or health insurance, hospitalization or other similar plans.

The Employment Agreement is filed herewith as Exhibit 10.6 and this disclosure is qualified in its entirety by reference to the Employment Agreement.

ITEM 9.01                                Financial Statements and Exhibits

(a)Exhibits
10.1 Employment Agreement dated January 1, 2008 between 1st Source Corporation and Christopher J. Murphy III.
10.2 Employment Agreement dated January 1, 2008 between 1st Source Corporation and Wellington D. Jones III.
10.4 Employment Agreement dated January 1, 2008 between 1st Source Corporation and Larry E. Lentych.
10.5 Employment Agreement dated January 1, 2008 between 1st Source Corporation and Richard Q. Stifel.
10.6 Employment Agreement dated January 1, 2008 between 1st Source Corporation and John B. Griffith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st SOURCE CORPORATION
(Registrant)

Date: March 17, 2008	/s/LARRY E. LENTYCH
Larry E. Lentych
Treasurer and Chief Financial Officer
Principal Accounting Officer